EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)       (Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	MARCH 31,		INCREASE
	2019	2018	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$5,090	$4,375	16.34%
Return on Average Assets (Annualized)	1.59%	1.39%	14.39%
Return on Average Equity (Annualized)	10.33%	9.41%	9.78%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,290,000	$1,258,116	2.53%
Available-for-Sale Debt Securities	357,646	341,133	4.84%
Loans (Net)	817,136	808,300	1.09%
Allowance for Loan Losses	8,256	9,049	-8.76%
Deposits and Repo Sweep Accounts	1,045,043	1,023,563	2.10%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold
with Servicing Retained	$170,676	$171,237	-0.33%
Trust Assets Under Management	924,080	916,295	0.85%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.41	$0.36	13.89%
Net Income - Diluted	$0.41	$0.36	13.89%
Dividends - Quarterly	$0.27	$0.27	0.00%
Dividends - Special	$0.10	$0.00
Common Book Value	$16.31	$15.20	7.30%
Tangible Common Book Value (a)	$15.35	$14.22	7.95%
Market Value (Last Trade)	$25.04	$23.09	8.45%
Market Value / Common Book Value	153.53%	151.91%	1.07%
Market Value / Tangible Common Book Value	163.13%	162.38%	0.46%
Price Earnings Multiple (Annualized)	15.27	16.03	-4.74%
Dividend Yield (Annualized, Excluding Special Dividend)	4.31%	4.68%	-7.91%
Common Shares Outstanding, End of Period	12,393,044	12,264,284	1.05%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)       (Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	MARCH 31,		INCREASE
	2019	2018	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	14.88%	14.00%	6.29%
Nonperforming Assets / Total Assets	1.02%	1.39%	-26.62%
Allowance for Loan Losses / Total Loans	1.00%	1.11%	-9.91%
Total Risk Based Capital Ratio (b)	24.41%	23.49%	3.92%
Tier 1 Risk Based Capital Ratio (b)	23.35%	22.33%	4.57%
Common Equity Tier 1 Risk Based Capital Ratio (b)	23.35%	22.33%	4.57%
Leverage Ratio (b)	14.91%	14.33%	4.05%

AVERAGE BALANCES
Average Assets	$1,279,650	$1,257,704	1.74%
Average Equity	$197,013	$185,960	5.94%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$12,016	$11,226	7.04%
Noninterest Income	4,406	4,406	0.00%
Total (1)	$16,422	$15,632	5.05%
Noninterest Expense (2)	$11,007	$9,895	11.24%
Efficiency Ratio = (2)/(1)	67.03%	63.30%	5.89%

(a) Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$1,290,000	$1,258,116
Less: Intangible Assets, Primarily Goodwill	(11,949)	(11,953)
Tangible Assets	$1,278,051	$1,246,163
Total Shareholders' Equity	$202,127	$186,382
Less: Intangible Assets, Primarily Goodwill	(11,949)	(11,953)
Tangible Common Equity (3)	$190,178	$174,429

Common Shares Outstanding, End of Period (4)	12,393,044	12,264,284
Tangible Common Book Value per Share = (3)/(4)	$15.35	$14.22

(b) Capital ratios for the most recent period are estimated.

(c) The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%.

QUARTERLY CONDENSED, CONSOLIDATED

  INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)	For the Three Months Ended:
(Unaudited)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Interest income	$13,065	$13,304	$12,800	$12,334	$11,890
Interest expense	1,350	1,312	1,241	1,079	993
Net interest income	11,715	11,992	11,559	11,255	10,897
(Credit) provision for loan losses	(957)	252	60	(20)	292
Net interest income after (credit) provision for
loan losses	12,672	11,740	11,499	11,275	10,605
Noninterest income	4,406	5,040	4,462	4,689	4,406
Net (losses) gains on securities	0	(4)	569	1,468	0
Noninterest expense	11,007	10,074	9,833	9,684	9,895
Income before income tax provision	6,071	6,702	6,697	7,748	5,116
Income tax provision	981	1,021	1,111	1,377	741
Net income	$5,090	$5,681	$5,586	$6,371	$4,375
Net income attributable to common shares	$5,063	$5,653	$5,558	$6,339	$4,352
Basic earnings per common share	$0.41	$0.46	$0.45	$0.52	$0.36
Diluted earnings per common share	$0.41	$0.46	$0.45	$0.52	$0.36

QUARTERLY CONDENSED, CONSOLIDATED

  BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)	As of:
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
ASSETS
Cash & Due from Banks	$44,002	$37,487	$38,341	$51,475	$36,860
Available-for-Sale Debt Securities	357,646	363,273	358,706	348,044	341,133
Loans Held for Sale	0	213	551	177	225
Loans, Net	817,136	818,254	813,717	809,816	808,300
Intangible Assets	11,949	11,951	11,951	11,952	11,953
Other Assets	59,267	59,715	62,173	62,543	59,645
TOTAL ASSETS	$1,290,000	$1,290,893	$1,285,439	$1,284,007	$1,258,116

LIABILITIES
Deposits	$1,039,911	$1,033,772	$1,043,947	$1,040,899	$1,018,081
Repo Sweep Accounts	5,132	5,853	5,421	5,169	5,482
Total Deposits and Repo Sweeps	1,045,043	1,039,625	1,049,368	1,046,068	1,023,563
Borrowed Funds	32,844	42,915	35,985	39,054	39,122
Other Liabilities	9,986	10,985	10,099	9,706	9,049
TOTAL LIABILITIES	1,087,873	1,093,525	1,095,452	1,094,828	1,071,734

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income (Loss)	202,768	201,538	198,355	195,518	191,920
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains (Losses) on
Available-for-sale Securities	(941)	(4,307)	(8,502)	(6,476)	(5,679)
Defined Benefit Plans Adjustment, Net	300	137	134	137	141
TOTAL SHAREHOLDERS' EQUITY	202,127	197,368	189,987	189,179	186,382
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,290,000	$1,290,893	$1,285,439	$1,284,007	$1,258,116

AVAILABLE-FOR-SALE DEBT SECURITIES	March 31, 2019		December 31, 2018
(In Thousands)	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$11,916	$12,265	$12,331	$12,500
Obligations of states and political subdivisions:
Tax-exempt	75,910	76,902	84,204	83,952
Taxable	30,059	30,435	27,618	27,699
Mortgage-backed securities issued or guaranteed
by U.S. Government agencies or sponsored
agencies:
Residential pass-through securities	57,727	57,049	54,827	53,445
Residential collateralized mortgage obligations	142,642	140,722	148,964	145,912
Commercial mortgage-backed securities	40,583	40,273	40,781	39,765
Total Available-for-Sale Debt Securities	$358,837	$357,646	$368,725	$363,273

Summary of Loans by Type

(Excludes Loans Held for Sale)

(In Thousands)	March 31,	Dec. 31,	March 31,
	2019	2018	2018
Residential mortgage:
Residential mortgage loans - first liens	$374,764	$372,339	$358,786
Residential mortgage loans - junior liens	25,538	25,450	25,870
Home equity lines of credit	32,847	34,319	34,595
1-4 Family residential construction	24,437	24,698	25,790
Total residential mortgage	457,586	456,806	445,041
Commercial:
Commercial loans secured by real estate	160,177	162,611	161,571
Commercial and industrial	92,842	91,856	89,346
Political subdivisions	52,142	53,263	56,224
Commercial construction and land	12,701	11,962	13,232
Loans secured by farmland	6,938	7,146	7,015
Multi-family (5 or more) residential	7,031	7,180	7,621
Agricultural loans	5,471	5,659	5,803
Other commercial loans	13,467	13,950	16,079
Total commercial	350,769	353,627	356,891
Consumer	17,037	17,130	15,417
Total	825,392	827,563	817,349
Less: allowance for loan losses	(8,256)	(9,309)	(9,049)
Loans, net	$817,136	$818,254	$808,300

Loans Held for Sale
(In Thousands)	March 31,	Dec. 31,	March 31,
	2019	2018	2018
Residential mortgage loans originated
and serviced - outstanding balance	$170,676	$171,955	$171,462
Less: outstanding balance of loans sold	(170,676)	(171,742)	(171,237)
Loans held for sale, net	$0	$213	$225

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	3 Months	Year
	Ended	Ended	Ended	Ended
	March 31,	Dec. 31,	March 31,	Dec. 31,
	2019	2018	2018	2018
Balance, beginning of period	$9,309	$8,815	$8,856	$8,856
Charge-offs	(111)	(79)	(115)	(497)
Recoveries	15	321	16	366
Net (charge-offs) recoveries	(96)	242	(99)	(131)
(Credit) provision for loan losses	(957)	252	292	584
Balance, end of period	$8,256	$9,309	$9,049	$9,309

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(Dollars In Thousands)
	March 31,	Dec 31,	March 31,
	2019	2018	2018
Impaired loans with a valuation allowance	$2,769	$4,851	$4,699
Impaired loans without a valuation allowance	3,728	4,923	5,507
Total impaired loans	$6,497	$9,774	$10,206

Total loans past due 30-89 days and still accruing	$7,123	$7,142	$5,927

Nonperforming assets:
Total nonaccrual loans	$9,441	$13,113	$13,587
Total loans past due 90 days or more and still accruing	1,902	2,906	2,795
Total nonperforming loans	11,343	16,019	16,382
Foreclosed assets held for sale (real estate)	1,875	1,703	1,100
Total nonperforming assets	$13,218	$17,722	$17,482

Loans subject to troubled debt restructurings (TDRs):
Performing	$776	$655	$774
Nonperforming	774	2,884	2,987
Total TDRs	$1,550	$3,539	$3,761

Total nonperforming loans as a % of loans	1.37%	1.94%	2.00%
Total nonperforming assets as a % of assets	1.02%	1.37%	1.39%
Allowance for loan losses as a % of total loans	1.00%	1.12%	1.11%
Allowance for loan losses as a % of nonperforming loans	72.78%	58.11%	55.24%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	3/31/2019	Return/	12/31/2018	Return/	3/31/2018	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale debt securities,
at amortized cost:
Taxable	$281,805	2.64%	$282,708	2.56%	$249,840	2.21%
Tax-exempt	80,124	3.79%	91,371	3.68%	103,177	3.53%
Total available-for-sale debt securities	361,929	2.89%	374,079	2.83%	353,017	2.60%
Marketable equity security	952	2.56%	941	2.53%	962	2.11%
Interest-bearing due from banks	20,306	2.32%	16,082	2.37%	14,131	1.43%
Loans held for sale	137	8.88%	225	8.82%	168	4.83%
Loans receivable:
Taxable	751,172	5.37%	751,793	5.35%	740,655	5.04%
Tax-exempt	72,574	3.97%	74,672	3.78%	76,242	3.72%
Total loans receivable	823,746	5.25%	826,465	5.21%	816,897	4.92%
Total Earning Assets	1,207,070	4.49%	1,217,792	4.44%	1,185,175	4.18%
Cash	16,914		17,101		16,874
Unrealized gain/loss on securities	(4,628)		(10,898)		(5,529)
Allowance for loan losses	(9,339)		(8,986)		(9,002)
Bank premises and equipment	14,511		14,735		15,451
Intangible assets	11,950		11,949		11,954
Other assets	43,172		44,159		42,781
Total Assets	$1,279,650		$1,285,852		$1,257,704

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$198,903	0.46%	$216,757	0.51%	$212,981	0.34%
Money market	176,869	0.41%	177,461	0.40%	179,923	0.21%
Savings	156,691	0.10%	155,687	0.10%	149,618	0.10%
Certificates of deposit	140,142	1.41%	136,810	1.28%	123,974	1.00%
Individual Retirement Accounts	86,411	0.58%	88,519	0.55%	94,311	0.49%
Other time deposits	762	0.00%	666	0.00%	772	0.00%
Total interest-bearing deposits	759,778	0.56%	775,900	0.54%	761,579	0.39%
Borrowed funds:
Short-term	15,935	2.01%	12,499	1.46%	52,305	1.54%
Long-term	34,688	2.55%	34,936	2.33%	13,054	2.02%
Total borrowed funds	50,623	2.38%	47,435	2.10%	65,359	1.64%
Total Interest-bearing Liabilities	810,401	0.68%	823,335	0.63%	826,938	0.49%
Demand deposits	261,295		261,118		235,936
Other liabilities	10,941		11,015		8,870
Total Liabilities	1,082,637		1,095,468		1,071,744
Stockholders' equity, excluding accumulated other comprehensive income/loss	200,422		198,861		190,129
Accumulated other comprehensive income/loss	(3,409)		(8,477)		(4,169)
Total Stockholders' Equity	197,013		190,384		185,960
Total Liabilities and Stockholders' Equity	$1,279,650		$1,285,852		$1,257,704
Interest Rate Spread		3.81%		3.81%		3.69%
Net Interest Income/Earning Assets		4.04%		4.01%		3.84%

Total Deposits (Interest-bearing and Demand)	$1,021,073		$1,037,018		$997,515

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds are presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended
	March 31,	Dec. 31,	March 31,
	2019	2018	2018
Trust and financial management revenue	$1,360	$1,463	$1,422
Brokerage revenue	307	300	212
Insurance commissions, fees and premiums	30	33	44
Service charges on deposit accounts	1,250	1,334	1,204
Service charges and fees	79	80	86
Interchange revenue from debit card transactions	643	666	579
Net gains from sales of loans	87	168	184
Loan servicing fees, net	28	84	128
Increase in cash surrender value of life insurance	92	99	97
Other noninterest income	530	813	450
Total noninterest income, excluding realized gains
(losses) on securities, net	$4,406	$5,040	$4,406

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended
	March 31,	Dec. 31,	March 31,
	2019	2018	2018
Salaries and wages	$4,493	$4,611	$4,124
Pensions and other employee benefits	1,618	1,212	1,610
Occupancy expense, net	657	599	637
Furniture and equipment expense	301	295	271
Data processing expenses	803	748	641
Automated teller machine and interchange expense	189	316	322
Pennsylvania shares tax	347	320	336
Professional fees	424	280	276
Telecommunications	164	181	233
Directors' fees	183	157	184
Other noninterest expense	1,828	1,355	1,261
Total noninterest expense	$11,007	$10,074	$9,895